SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    SEPTEMBER 21, 2004
                                                 -----------------------------


                            INTERPHARM HOLDINGS, INC.

               (Exact name of Registrant as specified in charter)

         Delaware                       0-22710                  13-3673965

(State or other jurisdic-             (Commission               (IRS Employer
 tion of incorporation)                File Number)          Identification No.)



                     69 Mall Drive, Commack, New York 11725
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (631) 543-2800
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ITEM 7.01.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         On September 21, 2004, Interpharm Holdings, Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 2004. A copy of the press release is furnished as an Exhibit to this Current Report on Form 8-K (Exhibit 99.1).


EXHIBIT NO.      DESCRIPTION.
-----------      -----------

99.1             Press release of Interpharm Holdings, Inc. dated
                 September 21, 2004.











                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTERPHARM HOLDINGS, INC.
September 21, 2004                                   By: /S/ GEORGE ARONSON
                                                         -----------------------
                                                         George Aronson
                                                         Chief Financial Officer

















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